As filed with the Securities and Exchange Commission on June 27, 2012

Registration No. 333-160399

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

POST-EFFECTIVE AMENDMENT NO. 1

TO

FORM S-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

KOPPERS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	20-1878963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

Telephone: (412) 227-2001

(Address, including zip code, and telephone number, including area code, of principal executive offices)

Steven R. Lacy, Esquire

Senior Vice President, Administration,

General Counsel and Secretary

Koppers Holdings Inc.

436 Seventh Avenue

Pittsburgh, Pennsylvania 15219

Telephone: (412) 227-2001

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Kristen L. Stewart, Esquire

K&L Gates LLP

K&L Gates Center

210 Sixth Avenue

Pittsburgh, Pennsylvania 15222

Telephone: (412) 355-6500

Approximate date of commencement of proposed sale to the public: Not applicable.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.   ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.   ☐

If this Form is a registration statement pursuant to General Instruction I.D. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.   ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.D. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.   ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act. (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐ (Do not check if a smaller reporting company)	Smaller reporting company	☐

TABLE OF CO-REGISTRANTS

Koppers Inc., a wholly-owned subsidiary of Koppers Holdings Inc., may also issue debt securities under this registration statement and is hereby deemed to be a registrant. In addition, one or more of the following subsidiaries may provide a full and unconditional guarantee of the repayment of the debt securities registered under this registration statement and each such subsidiary is hereby deemed to be a registrant.

Exact Name of Registrant as Specified in its Charter and Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive Offices*+	Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification Number
Koppers Inc.	Pennsylvania	25-1588399
Koppers Asia LLC	Delaware
Koppers World-Wide Ventures Corporation	Delaware	51-0340346
Koppers Concrete Products, Inc.	Delaware	25-1655686
Concrete Partners, Inc.	Delaware	25-1669803
Koppers Delaware, Inc.	Delaware	51-0370974
Koppers Australia Holding Company Pty Ltd	Australia	98-0403540
Koppers Australia Pty Ltd	Australia	98-0188088
Koppers Carbon Materials & Chemicals Pty Ltd	Australia	98-0188396
Koppers Wood Products Pty Ltd	Australia	98-0188395
Continental Carbon Australia Pty Ltd	Australia	98-0188394
Koppers Denmark ApS	Denmark	98-1057861
Koppers Europe ApS	Denmark	98-0226335
Koppers European Holdings ApS	Denmark	98-1057489
Koppers Tar Tech International ApS	Denmark	98-1057259
Koppers Luxembourg S.a.r.l.	Grand Duchy of Luxembourg	98-0453872
Koppers Poland Sp. z o.o.	Poland
Koppers Lambson Limited	United Kingdom	98-0660336
Koppers UK Holding Limited	United Kingdom	98-0660334
Koppers UK Limited	United Kingdom	98-0660332
Koppers UK Transport Limited	United Kingdom	98-0660337

*	The address and telephone number of the principal executive offices of Koppers Inc., Koppers Asia LLC, Koppers Concrete Products, Inc. and Concrete Partners, Inc. is 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, (412) 227-2001, and the agent for service is Mr. Steven R. Lacy, Esq. at the same address.

The address and telephone number of the principal executive offices of Koppers World-Wide Ventures Corporation and Koppers Delaware, Inc. is 501 Silverside Road, Suite 67, Wilmington, Delaware 19809, (302) 798-0294, and the agent for service is Mr. Steven R. Lacy at 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, (412) 227-2001.

The address and telephone number of the principal executive offices of Koppers Australia Holding Company Pty Ltd, Koppers Australia Pty Ltd, Koppers Carbon Materials & Chemicals Pty Ltd, Koppers Wood Products Pty Ltd and Continental Carbon Australia Pty Ltd is Level 5, 53 Walker Street, North Sydney, New South Wales, Australia 2059 and the agent for service is Mr. Steven R. Lacy, Esq. at 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, (412) 227-2001.

The address and telephone number of the principal executive offices of Koppers Denmark ApS, Koppers Europe ApS, Koppers European Holdings ApS, Koppers Tar Tech International ApS and Koppers Poland Sp. z o.o. is Avernakke, 5800 Nyborg, Denmark, and the agent for service is Mr. Steven R. Lacy, Esq. at 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, (412) 227-2001.

The address and telephone number of the principal executive offices of Koppers Luxembourg S.a.r.l. is 46A, Avenue J.F. Kennedy, L-1855, Luxembourg, and the agent for service is Mr. Steven R. Lacy, Esq. at 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, (412) 227-2001.

The address and telephone number of the principal executive offices of Koppers Lambson Limited, Koppers UK Holding Limited, Koppers UK Limited and Koppers UK Transport Limited is Normanby Gateway, Lysaghts Way, Scunthorpe, North Lincolnshire DN15 9YG, England, and the agent for service is Mr. Steven R. Lacy, Esq. at 436 Seventh Avenue, Pittsburgh, Pennsylvania 15219, (412) 227-2001.

+	Koppers Redemption, Inc. was listed as a co-registrant on the Registration Statement on Form S-3 (File No. 333-160399), originally filed with the Securities and Exchange Commission by the Registrants on July 1, 2009, which this Post-Effective Amendment No. 1 amends. Koppers Redemption, Inc. was subsequently dissolved and, accordingly, is not listed in the Table of Co-Registrants in this Post-Effective Amendment No. 1 to Form S-3.

EXPLANATORY NOTE

This Post-Effective Amendment No. 1 amends the Registration Statement on Form S-3 (File No. 333-160399), originally filed with the Securities and Exchange Commission (the “Commission”) by the Registrants on July 1, 2009 (the “Prior Registration Statement”). The Registrants filed the Prior Registration Statement to register the potential offering and sale by the Registrants of an indeterminate amount of senior or subordinated debt securities of Koppers Holdings Inc. and Koppers Inc. (“Debt Securities”), shares of common stock, par value $0.01 per share, of Koppers Holdings Inc. (“Common Stock”), shares of preferred stock, par value $0.01 per share, of Koppers Holdings Inc. (“Preferred Stock”), depositary shares representing Preferred Stock (“Depositary Shares”), warrants to purchase Debt Securities, Common Stock or Preferred Stock (“Warrants”), guarantees of Debt Securities (“Guarantees”) and units composed of one or more types of securities (“Units”), which may be sold from time to time in one or more offerings of one or more series up to a total dollar amount of $325,000,000, as described in a prospectus supplement.

On June 27, 2012, the Registrants filed a replacement registration statement on Form S-3 (the “Replacement Registration Statement”) that includes Debt Securities, Common Stock, Preferred Stock, Depositary Shares, Warrants, Guarantees and Units that were previously covered by the Prior Registration Statement, which securities remain unsold and have an aggregate offering price of $325,000,000 (the “Unsold Securities”). The Replacement Registration Statement was deemed effective immediately upon filing with the Commission pursuant to General Instruction I.D. of Form S-3.

Pursuant to Rule 415(a)(6), the offering of the Unsold Securities registered under the Prior Registration Statement has been deemed terminated as of the date of effectiveness of the Replacement Registration Statement.

Pursuant to the undertaking in Item 17 of the Prior Registration Statement required by Item 512(a)(3) of Regulation S-K, the Registrants are filing this Post-Effective Amendment No. 1 to the Registration Statement to remove from registration the securities that remain unsold upon the termination of the offering.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

KOPPERS HOLDINGS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

	*	President and Chief Executive Officer
	Walter W. Turner	and Director (Principal Executive Officer)

	/s/ Leroy M. Ball	Vice President and Chief Financial Officer	June 27, 2012
	Leroy M. Ball	(Principal Financial and Principal Accounting Officer)

	*	Director
David M. Hillenbrand

	*	Director
Cynthia A. Baldwin

	*	Director
Feng Xudong

	/s/ Albert J. Neupaver	Director	June 27, 2012
Albert J. Neupaver

	*	Director
James C. Stalder

	*	Director
Stephen R. Tritch

	*	Director
T. Michael Young

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

KOPPERS INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

	*	President and Chief Executive Officer
	Walter W. Turner	and Director (Principal Executive Officer)

	/s/ Leroy M. Ball	Vice President and Chief Financial Officer	June 27, 2012
	Leroy M. Ball	(Principal Financial and Principal Accounting Officer)

	*	Director
David M. Hillenbrand

	*	Director
Cynthia A. Baldwin

	/s/ Albert J. Neupaver	Director	June 27, 2012
Albert J. Neupaver

	*	Director
Feng Xudong

	*	Director
James C. Stalder

	*	Director
Stephen R. Tritch

	*	Director
T. Michael Young

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

KOPPERS ASIA LLC

By:	/s/ Steven R. Lacy
Steven R. Lacy
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Ian Doherty	President (Principal Executive Officer)	June 27, 2012
Ian Doherty

/s/ Louann E. Tronsberg-Deihle	Treasurer (Principal Financial and Principal	June 27, 2012
Louann E. Tronsberg-Deihle	Accounting Officer)

/s/ Brian H. McCurrie	Director	June 27, 2012
Brian H. McCurrie

/s/ Leroy M. Ball	Director	June 27, 2012
Leroy M. Ball

/s/ Steven R. Lacy	Secretary and Director	June 27, 2012
Steven R. Lacy

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

KOPPERS WORLD-WIDE VENTURES CORPORATION

By:	/s/ Louann E. Tronsberg-Deihle
Louann E. Tronsberg-Deihle
Vice President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

	*	President and Director
	Walter W. Turner	(Principal Executive Officer)

	/s/ Louann E. Tronsberg-Deihle	Vice President (Principal Financial and	June 27, 2012
	Louann E. Tronsberg-Deihle	Principal Accounting Officer)

	/s/ John S. Smith	Treasurer and Director	June 27, 2012
John S. Smith

	/s/ Steven R. Lacy	Secretary and Director	June 27, 2012
Steven R. Lacy

	/s/ Leroy M. Ball	Director	June 27, 2012
Leroy M. Ball

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

KOPPERS CONCRETE PRODUCTS, INC.

By:	/s/ Thomas D. Loadman
Thomas D. Loadman
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas D. Loadman Thomas D. Loadman	President and Director (Principal Executive Officer)	June 27, 2012

/s/ Louann E. Tronsberg-Deihle Louann E. Tronsberg-Deihle	Treasurer (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Secretary and Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

CONCRETE PARTNERS, INC.

By:	/s/ Thomas D. Loadman
Thomas D. Loadman
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Thomas D. Loadman Thomas D. Loadman	President and Director (Principal Executive Officer)	June 27, 2012

/s/ Louann E. Tronsberg-Deihle Louann E. Tronsberg-Deihle	Treasurer (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Secretary and Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Pittsburgh, Commonwealth of Pennsylvania, on the 27th day of June, 2012.

KOPPERS DELAWARE, INC.

By:	/s/ Leroy M. Ball
Leroy M. Ball
President

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Leroy M. Ball Leroy M. Ball	President and Director (Principal Executive Officer)	June 27, 2012

/s/ Louann E. Tronsberg-Deihle Louann E. Tronsberg-Deihle	Treasurer (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Secretary and Director	June 27, 2012

/s/ John S. Smith John S. Smith	Director	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Sydney, New South Wales, Australia, on the 27th day of June, 2012.

KOPPERS AUSTRALIA HOLDING COMPANY PTY LTD

By:	/s/ Toula Panagiotou
Toula Panagiotou
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Mark R. McCormack Mark R. McCormack	Director (Principal Executive Officer)	June 27, 2012

/s/ Toula Panagiotou Toula Panagiotou	Secretary (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie	Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Director and Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Sydney, New South Wales, Australia, on the 27th day of June, 2012.

KOPPERS AUSTRALIA PTY LTD

By:	/s/ Toula Panagiotou
Toula Panagiotou
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Mark R. McCormack Mark R. McCormack	Managing Director (Principal Executive Officer)	June 27, 2012

/s/ Toula Panagiotou Toula Panagiotou	Secretary (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie	Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Sydney, New South Wales, Australia, on the 27th day of June, 2012.

KOPPERS CARBON MATERIALS & CHEMICALS PTY LTD

By:	/s/ Toula Panagiotou
Toula Panagiotou
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Mark R. McCormack Mark R. McCormack	Director (Principal Executive Officer)	June 27, 2012

/s/ Toula Panagiotou Toula Panagiotou	Secretary (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie	Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Sydney, New South Wales, Australia, on the 27th day of June, 2012.

KOPPERS WOOD PRODUCTS PTY LTD

By:	/s/ Toula Panagiotou
Toula Panagiotou
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Mark R. McCormack Mark R. McCormack	Director (Principal Executive Officer)	June 27, 2012

/s/ Toula Panagiotou Toula Panagiotou	Secretary (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie	Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of North Sydney, New South Wales, Australia, on the 27th day of June, 2012.

CONTINENTAL CARBON AUSTRALIA PTY LTD

By:	/s/ Toula Panagiotou
Toula Panagiotou
Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Mark R. McCormack Mark R. McCormack	Director (Principal Executive Officer)	June 27, 2012

/s/ Toula Panagiotou Toula Panagiotou	Secretary (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie	Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball	Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nyborg, Denmark, on the 27th day of June, 2012.

KOPPERS DENMARK ApS

By:	/s/ Kent Bo Svendsen
Kent Bo Svendsen
Member, Management Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

	/s/ Kent Bo Svendsen	Member, Management Board (Principal	June 27, 2012
	Kent Bo Svendsen	Executive, Principal Financial and Principal Accounting Officer)

	*	Director
Walter W. Turner

	/s/ Leroy M. Ball	Director	June 27, 2012
Leroy M. Ball

	/s/ Benny Hansen	Director	June 27, 2012
Benny Hansen

	/s/ Brian H. McCurrie	Director	June 27, 2012
Brian H. McCurrie

	/s/ Donald E. Evans	Director	June 27, 2012
Donald E. Evans

	/s/ Marianne Hausberger Nielsen	Director	June 27, 2012
Marianne Hausberger Nielsen

	/s/ Steven R. Lacy	Agent for Service	June 27, 2012
	Steven R. Lacy	(authorized U.S. representative)

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nyborg, Denmark, on the 27th day of June, 2012.

KOPPERS EUROPE ApS

By:	/s/ Kent Bo Svendsen
Kent Bo Svendsen
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

	/s/ Kent Bo Svendsen	Manager (Principal Executive, Principal	June 27, 2012
	Kent Bo Svendsen	Financial and Principal Accounting Officer)

	*	Director
Walter W. Turner

	/s/ Leroy M. Ball	Director	June 27, 2012
Leroy M. Ball

	/s/ Brian H. McCurrie	Director	June 27, 2012
Brian H. McCurrie

	/s/ Donald E. Evans	Director	June 27, 2012
Donald E. Evans

	/s/ Christian Arndal Nielsen	Director	June 27, 2012
Christian Arndal Nielsen

	/s/ Steven R. Lacy	Agent for Service	June 27, 2012
	Steven R. Lacy	(authorized U.S. representative)

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nyborg, Denmark, on the 27th day of June, 2012.

KOPPERS EUROPEAN HOLDINGS ApS

By:	/s/ Kent Bo Svendsen
Kent Bo Svendsen
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Kent Bo Svendsen Kent Bo Svendsen		Manager (Principal Executive, Principal Financial and Principal Accounting Officer)	June 27, 2012

* Walter W. Turner		Director

/s/ Leroy M. Ball Leroy M. Ball		Director	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie		Director	June 27, 2012

/s/ Donald E. Evans Donald E. Evans		Director	June 27, 2012

/s/ Christian Arndal Nielsen Christian Arndal Nielsen		Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy		Agent for Service (authorized U.S. representative)	June 27, 2012

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nyborg, Denmark, on the 27th day of June, 2012.

KOPPERS TAR TECH INTERNATIONAL ApS

By:	/s/ Kent Bo Svendsen
Kent Bo Svendsen
Member, Management Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Kent Bo Svendsen Kent Bo Svendsen		Member, Management Board (Principal Executive, Principal Financial and Principal Accounting Officer)	June 27, 2012

* Walter W. Turner		Director

/s/ Leroy M. Ball Leroy M. Ball		Director	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie		Director	June 27, 2012

/s/ Donald E. Evans Donald E. Evans		Director	June 27, 2012

/s/ Christian Arndal Nielsen Christian Arndal Nielsen		Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy		Agent for Service (authorized U.S. representative)	June 27, 2012

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Luxembourg, Grand Duchy of Luxembourg, on the 27th day of June, 2012.

KOPPERS LUXEMBOURG S.a.r.l.

By:	/s/ Louann E. Tronsberg-Deihle
Louann E. Tronsberg-Deihle
Manager

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Louann E. Tronsberg-Deihle Louann E. Tronsberg-Deihle	Director (Principal Executive Officer)	June 27, 2012

/s/ Bradley A. Pearce Bradley A. Pearce	Director (Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Jacob Mudde Jacob Mudde	Director	June 27, 2012

/s/ Martin Paul Galliver Martin Paul Galliver	Director	June 27, 2012

/s/ Robert van’t Hoeft Robert van’t Hoeft	Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Nyborg, Denmark, on the 27th day of June, 2012.

KOPPERS POLAND Sp. z o.o.

By:	/s/ Kent Bo Svendsen
Kent Bo Svendsen Member, Management Board

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Capacity	Date

/s/ Kent Bo Svendsen Kent Bo Svendsen	Member, Management Board (Principal Executive, Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Christian Arndal Nielsen Christian Arndal Nielsen	Member, Management Board	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy	Agent for Service (authorized U.S. representative)	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scunthorpe, North Lincolnshire, England, on the 27th day of June, 2012.

KOPPERS LAMBSON LIMITED

By:	/s/ Martin G. Williams
Martin G. Williams Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Andrew Wieloch Andrew Wieloch		Principal Executive Officer	June 27, 2012

/s/ Martin G. Williams Martin G. Williams		Secretary and Director (Principal Financial and Principal Accounting Officer)	June 27, 2012

* Walter W. Turner		Director

/s/ Donald E. Evans Donald E. Evans		Director	June 27, 2012

/s/ Brian H. McCurrie Brian H. McCurrie		Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball		Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy		Agent for Service (authorized U.S. representative)	June 27, 2012

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scunthorpe, North Lincolnshire, England, on the 27th day of June, 2012.

KOPPERS UK HOLDING LIMITED

By:	/s/ Martin G. Williams
Martin G. Williams Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Martin G. Williams Martin G. Williams		Secretary and Director (Principal Executive, Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Donald E. Evans Donald E. Evans		Director	June 27, 2012

* Walter W. Turner		Director

/s/ Brian H. McCurrie Brian H. McCurrie		Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball		Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy		Agent for Service (authorized U.S. representative)	June 27, 2012

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scunthorpe, North Lincolnshire, England, on the 27th day of June, 2012.

KOPPERS UK LIMITED

By:	/s/ Martin G. Williams
Martin G. Williams Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Martin G. Williams Martin G. Williams		Secretary and Director (Principal Executive, Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Donald E. Evans Donald E. Evans		Director	June 27, 2012

* Walter W. Turner		Director

/s/ Brian H. McCurrie Brian H. McCurrie		Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball		Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy		Agent for Service (authorized U.S. representative)	June 27, 2012

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 1 to the Registration Statement (File No. 333-160399) to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Scunthorpe, North Lincolnshire, England, on the 27th day of June, 2012.

KOPPERS UK TRANSPORT LIMITED

By:	/s/ Martin G. Williams
Martin G. Williams Secretary

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signature		Capacity	Date

/s/ Martin G. Williams Martin G. Williams		Secretary and Director (Principal Executive, Principal Financial and Principal Accounting Officer)	June 27, 2012

/s/ Donald E. Evans Donald E. Evans		Director	June 27, 2012

* Walter W. Turner		Director

/s/ Brian H. McCurrie Brian H. McCurrie		Director	June 27, 2012

/s/ Leroy M. Ball Leroy M. Ball		Director	June 27, 2012

/s/ Steven R. Lacy Steven R. Lacy		Agent for Service (authorized U.S. representative)	June 27, 2012

*By:	/s/ Steven R. Lacy Steven R. Lacy	Attorney-in-Fact	June 27, 2012